SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 13, 2004



                            DIGITAL POWER CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


             California               1-12711                94-1721931
             ----------               -------                ----------
          (State or other          (Commission            (I.R.S. Employer
            jurisdiction             File No.)           Identification No.)
         of incorporation)



              41920 Christy Street, Fremont, California 94538-3158
              ----------------------------------------------------
                    (Address of principal executive offices)

                          (510) 657-2635 (Registrant's
                     telephone number, including area code)

Item 7. Financial Statements and Exhibits.

         Exhibit No.      Exhibit Description

         99               Press release announcing first quarter results

Item 12.  Regulation FD Disclosure.

         Digital Power Corporation announced its results for the first quarter of fiscal year 2004 on the attached press release.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DIGITAL POWER CORPORATION,
                                            a California Corporation



Dated:  May 20, 2004                        /s/ Haim Yatim
                                            --------------------------------
                                            Haim Yatim,
                                            Chief Financial Officer